UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 26, 2006
                               (October 26, 2006)

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                            LIFEPOINT HOSPITALS, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                     0-51251                    20-1538254
(State or Other Jurisdiction        (Commission                 (IRS Employer
     of Incorporation)              File Number)             Identification No.)


      103 Powell Court, Suite 200
          Brentwood, Tennessee                                      37027
(Address of principal executive offices)                          (Zip Code)

                                 (615) 372-8500
              (Registrant's telephone number, including area code)

                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                Page 1 of 4 pages

                         Exhibit Index located on Page 4

Item 2.02. Results of Operations and Financial Condition.

           On October 26, 2006, LifePoint Hospitals, Inc. (the "Company") issued a press release announcing results for the third quarter and nine months ended September 30, 2006. See the press release attached as
           Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

          (a)  Financial statements of businesses acquired.

               None required

          (b)  Pro forma financial information.

               None required

          (c)  Shell company transactions.

               None required

          (d)  Exhibits.

               99.1 Copy of press release issued by the Company on October 26,
                    2006.


                                Page 2 of 4 pages

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: October 26, 2006                      LIFEPOINT HOSPITALS, INC.

                                                 By: /s/ Michael J. Culotta
                                                     ----------------------

                                                     Michael J. Culotta
                                                     Chief Financial Officer


                                Page 3 of 4 pages

                                  EXHIBIT INDEX

Exhibit
Number     Description
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99.1       Copy of press release issued by the Company on October 26, 2006.


                                Page 4 of 4 pages